CIT RV TRUST 1998-A
Cutoff Date: December 31, 2006
The percentages and balances set forth in each of the following tables may not total due to rounding.
Geographic Distribution of Contracts (1)

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
State	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Alabama	21	1.58%	451,058	1.46%
Arizona	62	4.65%	1,515,461	4.90%
Arkansas	32	2.40%	488,554	1.58%
California	177	13.28%	3,895,644	12.60%
Colorado	32	2.40%	931,642	3.01%
Connecticut	5	0.38%	50,229	0.16%
Delaware	2	0.15%	52,795	0.17%
Florida	93	6.98%	2,698,915	8.73%
Georgia	34	2.55%	813,238	2.63%
Idaho	7	0.53%	182,242	0.59%
Illinois	37	2.78%	542,799	1.76%
Indiana	17	1.28%	370,817	1.20%
Iowa	6	0.45%	180,214	0.58%
Kansas	25	1.88%	396,737	1.28%
Kentucky	9	0.68%	133,304	0.43%
Louisiana	13	0.98%	424,798	1.37%
Maine	4	0.30%	69,349	0.22%
Maryland	16	1.20%	226,081	0.73%
Massachusetts	22	1.65%	337,133	1.09%
Michigan	18	1.35%	520,137	1.68%
Minnesota	8	0.60%	384,367	1.24%
Mississippi	9	0.68%	183,988	0.60%
Missouri	53	3.98%	706,256	2.28%
Montana	7	0.53%	86,214	0.28%
Nebraska	4	0.30%	24,479	0.08%
Nevada	36	2.70%	1,046,505	3.39%
New Hampshire	6	0.45%	156,139	0.51%
New Jersery	8	0.60%	139,829	0.45%
New Mexico	22	1.65%	809,753	2.62%
New York	24	1.80%	521,146	1.69%
North Carolina	28	2.10%	945,194	3.06%
North Dakota	1	0.08%	93,445	0.30%
Ohio	13	0.98%	488,926	1.58%
Oklahoma	87	6.53%	1,364,806	4.42%
Oregon	34	2.55%	1,135,040	3.67%
Pennsylvania	19	1.43%	340,438	1.10%
Rhode Island	4	0.30%	35,242	0.11%
South Carolina	13	0.98%	334,472	1.08%
Tennessee	13	0.98%	418,077	1.35%
Texas	222	16.65%	5,067,104	16.39%
Utah	11	0.83%	406,871	1.32%
Vermont	1	0.08%	9,485	0.03%
Virginia	7	0.53%	109,113	0.35%
Washington	60	4.50%	1,474,252	4.77%
West Virginia	2	0.15%	5,575	0.02%
Wisconsin	8	0.60%	339,792	1.10%
Wyoming	1	0.08%	5,243	0.02%
	1333	100.00%	30,912,897	100.00%

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1998-A
Cutoff Date: December 31, 2006
Range of Contract Rates

				% of Contract		% of Contract
			Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of			Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Contract Rates			Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

0.00%	- 7.49% (1)		2	0.15%	79,417	0.26%
7.50%	- 7.99%		18	1.35%	1,258,049	4.07%
8.00%	- 8.99%		241	18.08%	11,274,827	36.47%
9.00%	- 9.99%		405	30.38%	9,750,930	31.54%
10.00%	- 10.99%		365	27.38%	5,355,751	17.33%
11.00%	- 11.99%		180	13.50%	2,097,585	6.79%
12.00%	- 12.99%		73	5.48%	730,770	2.36%
13.00%	- 13.99%		36	2.70%	263,698	0.85%
14.00%	- 14.99%		9	0.68%	74,015	0.24%
15.00%	- 15.99%		2	0.15%	13,773	0.04%
16.00%	- 16.99%		1	0.08%	5,019	0.02%
18.00%	- 18.99%		1	0.08%	9,063	0.03%
			1,333	100.00%	30,912,897	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

Range of Remaining Maturities

				% of Contract		% of Contract
			Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Range of Remaining		Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
	Maturities in Months		Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

	0 -	12 months	43	3.23%	250,467	0.81%
	13 -	24 months	194	14.55%	711,376	2.30%
	25 -	36 months	89	6.68%	690,757	2.23%
	37 -	48 months	299	22.43%	2,725,480	8.82%
	49 -	60 months	25	1.88%	425,819	1.38%
	61 -	72 months	137	10.28%	4,002,974	12.95%
	73 -	84 months	468	35.11%	15,101,971	48.85%
	85 -	96 months	19	1.43%	1,101,966	3.56%
	97 -	108 months	2	0.15%	114,492	0.37%
	121 -	132 months	15	1.13%	1,424,197	4.61%
	133 -	144 months	42	3.15%	4,363,399	14.12%
			1,333	100.00%	30,912,897	100.00%

CIT RV TRUST 1998-A
Cutoff Date: December 31, 2006
Collateral Type Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Collateral Type	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Motor Homes	645	48.39%	23,582,523	76.29%
Fifth Wheel	311	23.33%	4,597,337	14.87%
Travel Trailer	307	23.03%	2,097,055	6.78%
Other	70	5.25%	635,982	2.06%
Total	1,333	100.00%	30,912,897	100.00%

Delinquency Status Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Delinquency Status	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Current, including 1 to 29 days delinquent	1,187	89.05%	26,904,773	87.03%
30 to 59 days	41	3.08%	1,021,922	3.31%
60 to 89 days	17	1.28%	325,944	1.05%
90 to 119 days	13	0.98%	393,325	1.27%
120 to 149 days	8	0.60%	164,253	0.53%
150 to 179 days	6	0.45%	141,134	0.46%
180+ days	18	1.35%	558,761	1.81%
Repossession Status	43	3.23%	1,402,785	4.54%
	1,333	100.00%	30,912,897	100.00%

CIT RV TRUST 1998-A
Cutoff Date: December 31, 2006
Range of Principal Balance Outstanding

	Total	Minimum	Maximum	Average
Principal	Balance as of	Balance as of	Balance as of	Balance as of
Balance Type	Cut-off Date	Cut-off Date	Cut-off Date	Cut-off Date

Original	55,026,429	6,831	425,000	41,280
Current	30,912,897	2	279,860	23,190

New vs. Used Collateral Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
New vs. Used	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

New	876	65.72%	21,921,628	70.91%
Used	457	34.28%	8,991,269	29.09%
	1,333	100.00%	30,912,897	100.00%

Range of Credit Scores

	Minimum as of	Maximum as of	Weighted Average as of
Score Type	Origination Date	Origination Date	Origination Date

FICO	510	823	678
Custom	110	299	195

Minimum, Maximum and Weighted Average Distribution

	Minimum as of	Maximum as of	Weighted Average as of
Distribution Type	Cut-off Date	Cut-off Date	Cut-off Date

Contract Rate	5.00%	18.00%	9.12%
Original Term	84 months	240 months	186.01 months
Current Term	1 months	140 months	80.63 months